Exhibit 10.13

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as [*****].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

NINTH AMENDMENT TO

AMENDED and RESTATED LETTER OF AGREEMENT

THIS NINTH AMENDMENT to the Agreement (this “Amendment”) is dated effective as of December 20, 2013, by and between Namecheap, Inc. (“Namecheap”) and eNom Incorporated (“eNom”).  Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings set forth in the Agreement.

WHEREAS, on April 1, 2011, Namecheap and eNom entered into that certain Amended and Restated Letter of Agreement (the “Agreement”) pursuant to which eNom provides certain services to Namecheap as more particularly set forth therein, and for other purposes; and

WHEREAS, Namecheap and eNom desire to amend the Agreement to extend certain exclusivity obligations and include new marketing incentives for the offering and promotion of new gTLDs operated by United TLD Holdco Ltd (“United TLD”), a subsidiary of Demand Media Inc. (“DMD”), which is also the parent company of eNom.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Namecheap and eNom hereby agree as set forth below.

•                  The Agreement, as amended, is hereby assigned by eNom to DMD and the parties acknowledge their mutual consent to this assignment. Immediately upon the effective date of the spin-off of DMD’s domain name services business (the “Spin-off”) into a separate company, the Agreement will automatically be assigned from DMD to Rightside Group, Ltd. (“Rightside”). Rightside will provide written notice to Namecheap of the Spin-off occurrence.

Additionally by this Amendment, Namecheap and eNom acknowledge and agree that United TLD shall become a party to the Agreement but its rights, duties and obligations shall be limited by the expressed terms of section 4 of this Ninth Amendment.  United TLD shall have no other duties or liabilities to the other parties beyond the stated obligations in this Amendment.

•                  The  “[*****]” section on page 1 of the agreement is hereby amended to add the following clause at the end of the first paragraph before the bullet point:

“These same terms shall also apply to third party TLDs using the  DMEL registry platform.”

•                  The “Exclusivity” section on page 2 of the Agreement is hereby amended and replaced in its entirety with the following:

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

•                  All new registrations, transfers, and renewals on TLD’s enumerated on Schedule “B” (Enumerated TLD’s) will occur exclusively on the eNom platform.  Notwithstanding the foregoing, this exclusivity does not extend to the new registration, transfer or renewal of domains through [*****] via an unaffiliated reseller to unaffiliated third parties, or to any other TLD.

•                  Namecheap may [*****] currently offered on [*****] on or after the following  dates:

•                  [*****] for new registrations from [*****] (e.g.  [*****])

•                  [*****] for new registrations from [*****]

•                  [*****] for new registrations from [*****]

•                  [*****] for new registrations from ccTLD registries and other TLD registries listed in Schedule B - Enumerated TLDs.

•                  [*****] for all new gTLDs powered by Demand Media Europe Limited (DMEL), Demand Media’s backend registry,  to include United TLD Holdco Ltd.’s (“United TLD”) new gTLDs and those owned by Donuts Inc.

•                  [*****] after all of the dates listed above for any renewals of the TLDs mentioned above, provided that [*****] as outlined on Schedule “A”.

•                  [*****], Namecheap will provide eNom with thirty (30) days advance written notice (e-mail acceptable) specifying [*****].

•                  The “Third Party Marketing Funds” section on page 3 is hereby deleted in its entirety.

•                  A new section titled “Marketing Funds, Rebates and Reinvestment Programs” shall be added to the Agreement and read as follows:

•                  eNom will  provide Namecheap marketing dollars (“Marketing Funds”) equal to a value of [*****]. These Marketing Funds may come in the form of [*****]. The Marketing Funds shall be used for TLDs currently offered by Namecheap through the eNom platform and will include [*****] on Namecheap web properties. Namecheap will consider, in good faith, implementing other marketing requirements [*****].  Namecheap must comply with the terms and conditions of [*****], to be eligible to receive the Marketing Funds.

•                  United TLD will [*****] in [*****] United TLD’s new gTLDs, [*****]. This [*****].  [*****] so long as Namecheap has integrated and offered all of United TLD’s new gTLDs that are launched during the Term.  If all United TLDs are not integrated and offered during the Term, Namecheap will [*****].

•                  To incentivize the [*****] of United TLD new gTLDs, Namecheap will have the opportunity to participate in a [*****] for new gTLDs offered by United TLD. Namecheap shall be eligible to receive a [*****] for all

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

domain names sold during [*****] phases based upon United TLD pricing.

•                  Namecheap will also receive an [*****] (in addition to the [*****]) for all [*****] (also based upon United TLD pricing).

•                  Finally, United TLD will offer Namecheap the opportunity to participate in [*****].  The [*****] will be calculated using the United TLD registration price for United TLD registrations. At any time during the next two quarters, Namecheap may elect, by sending written notice to United TLD, [*****].  Should Namecheap [*****].  By way of example, [*****].

•                  The “Term and Termination” section on page 4 of the Agreement is hereby amended and replaced in its entirety with the following:

“This Agreement is in effect commencing as of the Effective Date and continuing through December 31, 2014.  The Agreement will automatically renew for an additional one (1) year term unless either party upon at least thirty (30) days written notice (including notice via email) provides the other party with notice of its intent not to renew this Agreement.  In the event that either Namecheap or eNom materially breaches this Agreement, the non-breaching party may terminate this Agreement if the breaching party fails to cure the breach within thirty (30) days from the date of its receipt of written notice of the breach from the non-breaching party.”

•      The “Transfer Agreement” section on page 4 of the Agreement is hereby deleted and replaced in its entirety with the following:

•                  “For the term of this Agreement plus a period of [*****] thereafter, [*****].  eNom shall not [*****].

•                  Neither eNom nor Namecheap nor any of their affiliates or subsidiaries shall [*****].

•                  The “[*****]” section on page 3 of the Agreement shall be amended as follows:

•                  To add the phrase “For the term of this Agreement” as the first sentence of the paragraph.

•                  Schedule A, “TLD Pricing” shall be deleted and replaced with a new Schedule A, attached to this Amendment and made a part of the Agreement.

•                  Schedule B, the list of “Enumerated TLD’s” shall be deleted and replaced with a new Schedule B, attached to this Amendment and made a part of the Agreement.

•                  Except as modified hereby, the Agreement shall remain in full force and effect and is hereby ratified by Namecheap and eNom.

•                  Namecheap and eNom each represents and warrants to the other that it has the right, power and authority to enter into this Amendment.

•                  Namecheap and eNom hereby agree that facsimile or scanned signatures hereto are valid and binding.

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties hereto have caused the foregoing Amendment to be signed by a duly authorized agent of each party, the day and year first above written.

NAMECHEAP, INC.		DEMAND MEDIA, INC.

By:	/s/ Richard Kirkendall	By:	/s/ Jeff Eckhaus
Name:	Richard Kirkendall	Name:	Jeff Eckhaus
Title:	CEO	Title:	SVP, Business Development
Date:	12/25/2013	Date:	12/25/2013

UNITED TLD HOLDCO LTD.

By:	/s/ Taryn Naidu
Name:	Taryn Naidu
Title:	Director
Date:	12/25/2013

Schedule “A” — TLD Pricing

(Updated December 2013)

TLD	NameCheap Cost
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Schedule “B” — Enumerated TLDS

(Updated December 2013)

[*****]	[*****]
[*****]
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]
[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.